UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 6, 2022

Life Clips, Inc.

(Exact Name of Registrant as Specified in its Charter)

Wyoming	000-55697	46-2378100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 Northeast 191 Street, Suite 500 - #218, Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

(800) 292-8991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Company has previously entered into certain convertible promissory notes that have been reported in the aggregate on its financial statements. The company is hereby providing a breakdown of those notes.

Edgestone Associates Inc. (“Edgestone”) and Life Clips Inc. (the “Company”) entered into a Convertible Promissory Note in the original principal amount of $700,000 dated May 13, 2016, as amended on August 11, 2017, and March 8, 2018, and a Convertible Promissory Note in the original principal amount of $250,000 dated February 17, 2017 (the “Edgestone Notes”). On November 30, 2018, Edgestone assigned $397,591.51 of principal plus a pro-rata amount of accrued and unpaid interest to New Castle County Services Inc. (“New Castle”). On April 22,, 2021, Leviston Resources LLC acquired the Edgestone Notes including that portion of the Notes that had been assigned to New Castle. Leviston and the Company then entered into an amended and restated note in the principal amount of $2,298,976.14 (the “Leviston Note”) that was compromised of the Edgestone Notes, the amounts assigned to New Castle, and the accrued and unpaid interest thereon. On October 12, 2021, Leviston sold a portion of the Leviston note in the amount of $1,038,770.92 to Keystone Capital Partners LLC. Keystone and the Company then entered into an amended and restated note for $1,038,770.92. The Company and Keystone entered into the amended and restated note for the convenience of administration and no additional consideration was paid.

On October 12, 2021, Leviston sold a portion of the Leviston Note in the amount of $794,354.24 to Mastiff Group LLC. The Company and Mastiff entered into the amended and restated note in the principal amount of $794,354.24 for the convenience of administration and no additional consideration was paid.

On July 1, 2021, Susannah Forest entered into a Convertible Promissory Note (the “July 2021 Note”) with the Company in the principal amount of $1,066,653.94, consolidating the following convertible promissory notes entered as of the dates indicated:

12/07/2015	$250,000.00

04/27/2016	$300,000.00

02/23/2017	$50,000.00

03/17/2017	$50,000.00

03/28/2017	$50,000.00

The July 2021 Note included accrued interest and penalties. Forest subsequently sold and assigned the July 2021 Note to Mastiff Group LLC on November 10, 2021. Mastiff then entered into an amended and restated convertible promissory note with the Company in the principal amount of $1,097,046.27 consisting of the principal plus accrued interest from the July 2021 Note. The Company and Mastiff entered into the amended and restated note for the convenience of administration and not additional consideration was paid.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Convertible Promissory Note in the Principal Amount of $1,038,770.92 between Life Clips and Keystone Capital Partners LLC

10.2	Convertible Promissory Note in the Principal Amount of $1,097,046.27 between Life Clips and Mastiff Group LLC

10.3	Convertible Promissory Note in the Principal Amount of $794,354.24 between Life Clips and Mastiff Group LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE CLIPS, INC.

Dated: April 7, 2022	/s/ Robert Grinberg
Robert Grinberg, Chief Executive Officer